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                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                                OF GADZOOKS, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended January 31, 2004 of Gadzooks, Inc. (the "Issuer").

I, James A. Motley, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

            (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

            (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 14, 2004

/s/ James A. Motley
-------------------------------------
    James A. Motley
    Chief Financial Officer

Subscribed and sworn to before me
this ____ day of ____________, 2004.

___________________________________
Name:______________________________
Title: Notary Public

My commission expires:

A signed original of this written statement required by Section 906 has been provided to Gadzooks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.